Property, Plant and Equipment, Net	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment, Net	PROPERTY, PLANT AND EQUIPMENT, NET
Property, plant and equipment, net are detailed below:

December 31, 2023	Gross Amount	Accumulated Depreciation	Net Amount
Land	118	—	118
Buildings	1,306	(606)	700
Facilities & leasehold improvements	4,346	(3,117)	1,229
Machinery and equipment	21,486	(15,139)	6,347
Computer and R&D equipment	421	(330)	91
Operating lease right-of-use assets	431	(153)	278
Finance lease right-of-use assets	68	(7)	61
Other tangible assets	115	(97)	18
Construction in progress	1,712	—	1,712
Total	30,003	(19,449)	10,554

December 31, 2022	Gross Amount	Accumulated Depreciation	Net Amount
Land	83	—	83
Buildings	1,116	(563)	553
Facilities & leasehold improvements	3,877	(2,895)	982
Machinery and equipment	18,751	(14,023)	4,728
Computer and R&D equipment	398	(319)	79
Operating lease right-of-use assets	311	(118)	193
Finance lease right-of-use assets	57	(2)	55
Other tangible assets	112	(95)	17
Construction in progress	1,511	—	1,511
Total	26,216	(18,015)	8,201

The line “Construction in progress” in the table above includes property, plant and equipment under construction, and equipment under qualification that are not ready for their intended use.
In 2023, the Company transferred from construction in progress to definitive long-lived assets, approximately $131 million corresponding to assets dedicated to its new silicon carbide substrates plant in Catania, Italy, where operations started in December 2023.
The depreciation charge was $1,464 million, $1,113 million and $952 million in 2023, 2022 and 2021, respectively.
Tax incentives and capital investment funding reported as a reduction of tangible assets totaled $713 million, $25 million and $13 million, in 2023, 2022 and 2021, respectively. Tax incentives and public funding reduced depreciation charges by $69 million, $56 million and $61 million in 2023, 2022 and 2021, respectively. The Company reported $620 million of capital grants as a reduction of “Property, plant and equipment, net” on the consolidated balance sheet as of December 31, 2023, in relation to two new funding schemes associated with the capacity expansion in one of its manufacturing facilities in France and its new silicon carbide manufacturing activities in Italy, of which $239 million was received in cash in 2023 and reported as cash inflows from investing activities in the consolidated statement of cash flows for the year ended December 31, 2023. A
$12 million grant income was recognized as compensation of depreciation expense in 2023 as part of these capital funding schemes.
Capital investment public funding is described in Note 7. Tax incentives related to capital expenditures is further described in Note 23.
In 2023, the Company and Sanan Optoelectronics jointly created SANAN, STMicroelectronics Co., Ltd. for high-volume 200mm SiC device manufacturing in China. SST JV has been identified as a VIE for which the Company is the primary beneficiary. As such, SST JV was fully consolidated as of December 31, 2023, as further described in Note 12. As of December 31, 2023, a total amount of $38 million was reported as "Property, plant and equipment, net" on the consolidated balance sheet as of December 31, 2023.
For the years ended December 31, 2023, 2022 and 2021, the Company sold property, plant and equipment for cash proceeds of $8 million, $4 million and $2 million, respectively.
There was no significant impairment loss recognized on tangible assets for the years ended December 31, 2023, 2022 and 2021.